UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 2, 2014

(Date of earliest event reported)

General Agriculture Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-174874	35-2379917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 801, Plaza B, Yonghe Building

No.28 AnDingMen East Street

Dongcheng District

Beijing, China

Postal Code: 100007

(Address of principal executive offices and zip code)

Phone: 86-10-64097316

Fax: 86-10-64097026

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of stockholders on September 2, 2014 (the “Annual Meeting”) of General Agriculture Corporation (the “Company”), the stockholders of the Company approved the amendment and restatement of the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), and on September 4, 2014 the Company filed with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) pursuant to Section 242 of the Delaware General Corporation Law. Pursuant to the Amended and Restated Certificate, the Company’s Certificate of Incorporation was amended, to (1) authorize 50,000,000 shares of preferred stock to be issued with such terms as the Board of Directors shall determine and (2) provide for indemnification of directors, officers and other authorized representatives of the Company.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Certificate, which is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on four proposals. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors. Details of the voting are provided below:

Proposal 1:

To elect five (5) members of the Company’s Board of Directors to serve until the 2014 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Xingping Hou	15,002,354	0	252
Shaokang Zeng	15,002,354	0	252
Liwei Jia	15,002,354	0	252
Wei Lu	15,002,354	0	252
Hongcai Li	15,002,354	0	252

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To amend and restate the Company’s Certificate of Incorporation to authorize 50,000,000 shares of preferred stock to be issued with such terms as the Board of Directors shall determine.	15,002,354	0	0	252

Proposal 3:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To amend and restate the Company’s Certificate of Incorporation to provide for indemnification of directors, officers and other authorized representatives of the Company.	15,002,354	0	0	252

Proposal 4:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
To ratify the appointment of Friedman LLP as our independent auditors for the fiscal year ending September 30, 2014.	15,002,606	0	0	0

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 5, 2014

By:	/s/ Xingping Hou
Name:	Xingping Hou
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation